REPURCHASE AGREEMENT


     THIS REPURCHASE AGREEMENT (this "Agreement") is dated and effective as of November 21, 2003 by and among BANG & OLUFSEN AMERICA, INC., a Delaware corporation ("BOA"), WHITEHALL RETAIL FINANCE, a division of Whitehall Business Credit Corporation, a New York corporation ("Lender"), and HARVEY ELECTRONICS, INC., a New York corporation ("Harvey").

                                    Recitals

     A. Harvey and Bender Realty ("New York Landlord") have entered into a lease dated December 23, 1999 (together with all amendments and supplements thereto and restatements, modifications, extensions, renewals and/or replacements thereof, the "New York Lease") in respect of the retail store location commonly known as 927 Broadway, New York, New York (the "New York Store").

     B. Harvey and BOA have entered into a sublease dated as of June 1, 2000 (together with all amendments and supplements thereto and restatements, modifications, extensions, renewals and/or replacements thereof, the "Greenwich Sublease") in respect of the retail store location commonly known as 86 Greenwich Avenue, Greenwich, Connecticut (the "Greenwich Store" and together with the New York Store, the "Premises").

     C. Harvey and BOA have entered into (1) a Licensed Dealer Agreement dated as of June 1, 1999 with respect to the New York Store (together with all amendments and supplements thereto and restatements, modifications, extensions, renewals and/or replacements thereof, the "New York Dealer Agreement") and (2) a Licensed Dealer Agreement dated as of June 1, 2000 with respect to the Greenwich Store (together with all amendments and supplements thereto and restatements, modifications, extensions, renewals and/or replacements thereof, the "Greenwich Dealer Agreement" and together with the New York Dealer Agreement, the "Dealer Agreements").

     D. Pursuant to the terms and conditions of the Dealer Agreements, BOA appointed Harvey as an authorized Bang & Olufsen(R) dealer for the purpose of selling audio and video products produced by Bang & Olufsen a/s and sold under the trademark "Bang & Olufsen(R)" or under other proprietary marks of Bang & Olufsen a/s (collectively, the "Products") at the Premises.

     E. Concurrently with the execution and delivery of this Agreement, Harvey and Lender are entering into a Loan and Security Agreement dated as of the date hereof (together with all amendments and supplements thereto and restatements, modifications, extensions, renewals and/or replacements thereof, the "Loan Agreement") pursuant to which Lender shall provide revolving credit loans and other financial accommodations to Harvey. To secure its obligations in respect of such loans and other financial accommodations Harvey has granted Lender a security interest in and to all or substantially all of its tangible and intangible personal property (including, without limitation, the Products) whether now owned or hereafter acquired (the "Security Interest").

     F.  Harvey,   BOA  and  Lender  desire  to  establish  certain  rights  and obligations in respect of the Products and the Premises.

     NOW THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Lender, Harvey and BOA agree as follows:

     1. Definitions. As used in this Agreement, the following terms have the following meanings:

     "Credit Documents" means the Loan Agreement together with all agreements, instruments and other documents executed in connection therewith, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Current Products" means Products that are among the authorized Products designated in Exhibit A-1 of the Dealer Agreements in effect as of the date of the Sale Notice (defined below) and contained in the original, factory-sealed packaging.

     "Current Products Purchase Price" means an amount equal to the amount invoiced to Harvey by BOA for the Current Products, net of any ordinary course discounts received by Harvey in connection with Harvey's acquisition of the Current Products.

     "Non-Current Products" means Products other than Current Products that bear a Bang & Olufsen serial number.

     "Non-Current Products Purchase Price" means the purchase price for the Non-Current Products set forth in BOA's Notice of Exercise that is accepted by Lender.

     "Purchase Price" means the Current Products  Purchase Price plus, if BOA is
obligated  to  purchase  the  Non-Current   Products  as  provided  herein,  the
Non-Current Products Purchase Price.

     "Purchased Products" means the Current Products and, if BOA is obligated to purchase the Non-Current Products as provided herein, the Non-Current Products.

     2. Repurchase by BOA.

     (a) If Harvey, with the consent of Lender, undertakes the liquidation of the Products following any default under the Credit Documents or otherwise or if Lender exercises its rights under the Credit Documents and obtains possession of the Products for purposes of liquidation of the Products after Harvey defaults under its obligations under the Credit Documents, Harvey or Lender, as the case may be, shall give BOA prompt notice thereof (the "Sale Notice"). The Sale Notice shall be accompanied by a complete list of all Non-Current Products in Harvey's possession as of the date of the Sale Notice (the "Non-Current Products Inventory List").

     (b) BOA hereby agrees that upon receipt of the Sale Notice, it will purchase all Current Products in Harvey's possession as of the date of the Sale Notice, subject to the terms and conditions of this Agreement. BOA shall pay Lender the Current Products Purchase Price as the purchase price for the Current Products.

     (c) In addition to BOA's obligation to purchase the Current Products as provided in paragraph 2(b), BOA shall have the option and first right (but not the obligation) to repurchase all (but not less than all) of the Non-Current Products owned by Harvey as of the date of the Sale Notice. Such repurchase option shall be exercisable by BOA upon delivery of notice thereof to Lender and Harvey (a "Notice of Exercise") at any time during the three business day period commencing on the later to occur of (i) BOA's receipt of the Sale Notice or (ii) if a Non-Current Products Inventory List is not delivered with the Sale Notice, BOA's receipt of such Non-Current Products Inventory List (such three business day period, the "Option Period"). The Notice of Exercise shall state the purchase price which BOA is willing to pay for the Non-Current Products. Within three business days after receipt of the Notice of Exercise, Lender shall deliver notice to BOA that Lender will either accept or reject BOA's proposed purchase price for the Non-Current Products. If Lender fails to deliver such notice, it shall be deemed to have rejected BOA's proposed purchase price. If BOA fails to deliver the Notice of Exercise as provided in this paragraph 2(c) or if Lender fails to accept BOA's proposed purchase price for the Non-Current Products, BOA shall have no further rights or obligations in respect of the Non-Current Products; provided, however, that BOA shall still purchase the Current Products in accordance with this paragraph 2.

     (d) If Lender accepts BOA's proposed purchase price for the Non-Current Products as set forth in the Notice of Exercise, BOA agrees that upon receipt of such acceptance from Lender, BOA will purchase all of the Non-Current Products owned by Harvey as of the date of the Sale Notice, subject to the terms and conditions of this paragraph 2.

     (e) Settlement of the obligations of the parties hereto in respect of the sale, conveyance and delivery of the Purchased Products, and payment of the Purchase Price, shall occur no later than three business days after the date BOA delivers the Notice of Exercise to Lender and Harvey (the "Closing").

     (f) BOA's obligation to pay the Purchase Price shall be conditioned upon delivery of the Purchased Products to BOA at the Premises free and clear of all liens and encumbrances. To the extent that Harvey retains the right to occupy the Premises, Harvey hereby covenants agrees that delivery of the Purchased Products shall occur at the Premises and shall cooperate with the parties and use its best efforts to effect such delivery at the Premises.

     (g) At Closing, BOA shall pay the Purchase Price to Lender by wire transfer in accordance with Lender's written instructions which shall be provided to BOA at least one business day prior to Closing. The cost of all handling and shipping costs, if any, arising out of the repurchase of the Purchased Products by BOA pursuant to this paragraph 2 shall be borne solely by Harvey. Harvey hereby waives any and all right to payment in respect of the sale, conveyance and delivery of the Purchased Products to BOA as provided in this paragraph 2. The parties hereto agree that the sale of the Purchased Products hereunder and the method of establishing the Purchase Price therefor are for all purposes commercially reasonable.

     (h) To protect and preserve BOA's rights under this Agreement, if Lender issues a Sale Notice, Lender covenants and agrees that it shall take such action as may be reasonably necessary, but only to the extent permitted by applicable law, to effect a secured party sale of the Purchased Products to BOA in accordance with the terms and conditions hereof, and of the applicable Credit Documents and provisions of the Uniform Commercial Code. All costs and expenses incurred by Lender in connection therewith shall be paid by Harvey. Any sale and conveyance to BOA by Harvey or by Lender hereunder shall be "as is" and without recourse to Lender or Harvey.

     (i) If after Harvey or Lender issues a Sale Notice, BOA (i) does not deliver a Notice of Exercise within the Option Period; or (ii) fails for any reason, including, without limitation, failure of any of the conditions set forth in paragraph 2(f) hereof, to pay the Purchase Price at Closing, then Lender may, in its discretion, exercise any and all of its rights hereunder or under the Credit Documents with respect to the Products without further obligation to BOA. Notwithstanding the terms and conditions of the New York Lease or the Greenwich Sublease, BOA shall cooperate with Lender and shall not impair or interfere in any way with Lender's right to take possession of the Products and any other collateral, and remove same from the Premises.

     (j) BOA hereby consents to the sale of any Products or other collateral which Lender is entitled to take possession of as provided in paragraph 2(i) and/or paragraph 3 at any location, including without limitation, any store or other location at which Harvey conducts business (excluding the Premises).

     3. Possession of the Premises. In no event shall Lender have the right to take possession of the Premises, notwithstanding anything to the contrary contained in the Credit Documents or any other agreement between Lender, New York Landlord and/or BOA; provided, however, that if a default has occurred and is continuing under any of the Credit Documents, Lender shall have the right to enter onto the Premises for a reasonable period of time to take possession of any Products (other than the Purchased Products) or any other of its collateral which may be located on the Premises, subject to the terms and conditions of the New York Lease. Subject to Lender's right to enter onto the Premises as provided in the immediately preceding sentence and/or in paragraph 2(g) (if applicable), Lender acknowledges that BOA shall have the sole and exclusive right to possession of the Premises, subject to the terms and conditions of (i) in the case of the New York Store, the New York Lease and any other documents between New York Landlord and BOA; and (ii) in the case of the Greenwich Store, the lease between BOA and its landlord.

     4. Dealer Agreement Right of Repurchase.

     (a) Notwithstanding anything to the contrary contained in paragraph 16.C of either Dealer Agreement, BOA, Harvey and Lender hereby agree that if BOA exercises its right of repurchase under either such paragraph 16.C in accordance with the terms thereof (the "Dealer Agreement Right of Repurchase"), (i) BOA shall provide Lender with a copy of the demand that BOA is required to deliver to Harvey pursuant to either such paragraph 16.C concurrent with the delivery of such demand to Harvey and (ii) all sums payable by BOA pursuant to either such paragraph 16.C shall be paid in accordance with Lender's written instructions therefor; provided, however, that if BOA shall at any time receive a Sale Notice prior to consummation of the transactions contemplated by the exercise of a Dealer Agreement Right of Repurchase, the Dealer Agreement Right of Repurchase shall automatically be null and void without any further act or instrument of any party hereto and the rights and obligations of the parties hereto in respect of the Products shall be governed solely and exclusively by the terms and conditions of this Agreement.

     (b) BOA shall be entitled to conclusively rely on any written instructions delivered by Lender pursuant to paragraph 4(a) of this Agreement, and Harvey hereby releases BOA from, and agrees to hold BOA harmless in respect of, any and all liability, claims, losses, damages, costs and/or expenses (including attorneys' fees and disbursements) resulting from BOA's reliance on, and/or compliance with, said written instructions of Lender.

     5. Lender' Security Interest. BOA hereby acknowledges and consents to Harvey's granting of the Security Interest to Lender.

     6. Notice of Amendment or Termination. Harvey shall give Lender notice of any material waiver, amendment or other modification of either of the Dealer Agreements or of the intention of Harvey to exercise its rights to terminate a Dealer Agreement simultaneously with the giving of such notice to BOA.

     7. Status of Various Agreements. Harvey represents and warrants to Lender and BOA that (i) no default or event of default exists under any of the Credit Documents, the Dealer Agreements, the New York Lease or the Greenwich Sublease and (ii) no event has occurred and no condition exists which, with the giving of notice or lapse of time, or both, would constitute a default or event of default under any of the Credit Documents, the Dealer Agreements, the New York Lease or the Greenwich Sublease.

     8. Notice of Default under Credit Documents. Harvey shall give BOA notice if Harvey is at any time in default of any of its obligations under the New York Lease or any of the Credit Documents and Harvey has notice from New York Landlord or Lender, as applicable, that New York Landlord or Lender, as applicable, intends to take action to enforce its rights pursuant to the New York Lease or any of the Credit Documents, as applicable.

     9. Method of Notice. Any notice, demand, or other communication required or permitted to be given by any provision of this Agreement shall be in writing addressed as follows:

         If to BOA:            Bang & Olufsen America, Inc.
                               780 West Dundee Road
                               Arlington Heights, Illinois 60004
                               Attention: President
                               Facsimile Number: (847) 255-7805

         With a copy to:       Mr. Jay A. Lipe and Mr. Michael F. Sexton
                               Rooks Pitts
                               10 South Wacker Drive
                               Suite 2300
                               Chicago, Illinois 60606
                               Facsimile: (312) 876-1155

         If to Lender:         Whitehall Retail Finance
                               45 Braintree Hill Office Park
                               Suite 303
                               Braintree, Massachusetts 02184
                               Attention: Christopher O'Connor
                               Facsimile: (781) 849-0140

         With copy to:         Choate, Hall & Stewart
                               Exchange Place
                               53 State Street
                               Boston, Massachusetts 02109
                               Attention: Peter M. Palladino, P.C.
                               Facsimile: (617) 248-4000

         If to Harvey:         Mr. Franklin Karp
                               Harvey Electronics, Inc.
                               205 Chubb Avenue
                               Lyndhurst, New Jersey 07071
                               Facsimile: (201) 842-0860

         With copy to:         Mr. Jeffrey A. Wurst
                               Ruskin Moscou Faltischek, P.C.
                               190 EAB Plaza
                               East Tower, 15th Floor
                               Uniondale, NY 11556
                               Facsimile: (516) 663-6735

Any such notice, demand or other communication shall be deemed to have been sufficiently given or served for all purposes upon: (i) the actual receipt by the recipient, if notice is given by personal delivery or any method not described below; (ii) one business day after mailing, if notice is given by reputable overnight commercial courier service; (iii) five business days after mailing, if notice is given by U.S. mail, postage prepaid, certified or registered, return receipt requested; and (iv) when sent, if notice is given by facsimile and a confirmation copy of such notice is simultaneously sent as described in clauses (ii) or (iii) of this paragraph 9.

     10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts without reference to choice of law or conflict of law principles.

     11. Amendments. This Agreement may be amended or modified only by a written instrument executed by all of the parties hereto.

     12. No Reliance.

     (a) Each of Lender, Harvey and BOA represents to the other that: (i) it is entering into this Agreement on its own account; (ii) it is entering into this Agreement in accordance with all laws, regulations and statutes affecting or otherwise applicable to it; (iii) it has reviewed and approved this Agreement and all of its agreements with any of the parties hereto; (iv) it has previously entered into similar agreements and made agreements of the type and kind and nature of those set forth in any of its agreements with any of the parties hereto; and (v) it is aware of and able to bear the economic risks involved in entering into this Agreement and its agreements with any of the parties hereto and does not foresee the occurrence of any event which would alter said ability.

     (b) Each of Lender and BOA represent to the other that: (i) it has been given adequate opportunity to review, and has reviewed all financial and other data and information relating to Harvey as it deems necessary for it to make a determination to enter into this arrangement; (ii) it has not relied upon the credit judgment or analysis of the other concerning Harvey and has independently reached its own decision, based upon its own assessment and analysis of the financial condition and affairs of Harvey; and (iii) agrees that, on a going forward basis, it will not rely on the credit judgment of the other concerning Harvey and will continue to make its own decisions, based upon its own assessment and analysis of the financial condition and affairs of Harvey when determining whether to take or not to take any discretionary action under this Agreement or any of its agreements with Harvey.

     (c) Under no circumstances shall Lender have any obligation to provide BOA with any notice of any default of Harvey under the Credit Documents or otherwise.

                            [SIGNATURE PAGE FOLLOWS.]


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                         BANG & OLUFSEN AMERICA, INC.


                         By:______________________________
                              Name:________________________
                              Title:_________________________



                         HARVEY ELECTRONICS, INC.


                         By:______________________________
                              Joseph J. Calabrese
                              Executive Vice President and Chief
                              Financial Officer



                         WHITEHALL RETAIL FINANCE, a division of
                         Whitehall Business Credit Corporation


                         By:______________________________
                              Brian T. Kennedy
                              Vice President